UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: November 19, 2024

(Date of earliest event reported)

Commission File No. 000-54838

ARTISAN CONSUMER GOODS, INC.
(Exact name of registrant as specified in its charter)

Nevada	26-1240056
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

999 N Northlake Way Ste 203

Seattle, Washington 98103-3442

(Address of principal executive offices, zip code)

(206) 517-7147

(Registrant’s telephone number, including area code)

____________________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ARRT	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated Filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01 CHANGE IN REGISTRANT’S CERTIFYNG ACCOUNTANT

On November 19, 2024, the Board of Directors of Artisan Consumer Goods, Inc. (the Company”) approved the dismissal of its then independent registered public accounting firm, Yusufali & Associates, LLC, effective November 11, 2024. The board of directors of the Company recommended and approved of the dismissal. The Securities and Exchange Commission has notified the Company that Public Company Accounting Oversight Board has revoked the registration Yusufali & Associates.

For the fiscal years ending June 30, 2024 and 2023, and during the subsequent interim period through the date of dismissal, the reports of independent registered accounting firm on the Company’s financial statements did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The reports of Yusufali & Associates, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the periods ending June 30, 2024 and 2023, and during the subsequent period through the date of Yusufali & Associates’ dismissal (i) there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Yusufali & Associates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Yusufali & Associates’s satisfaction, would have caused Yusufali & Associates to make reference in connection with Yusufali & Associates’s opinion to the subject matter of the disagreement; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

16.1	Letter from Yusufali & Associates, LLC, effective November 11, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2024	By:	/s/ Amber Joy Finney
President and Chief Executive Officer
(Principal executive officer, principal accounting officer and principal financial officer)

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